UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

MODERNA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38753	81-3467528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Technology Square Cambridge, MA	02139
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 714-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MRNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2023, Moderna, Inc. (the “Company”) held its previously announced 2023 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. The final voting results for the Annual Meeting are as follows:

Proposal 1. Election of directors.

By the vote reflected below, the Company’s stockholders elected each of the following individuals to serve as Class II directors for a three-year term expiring at the Company’s 2026 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified, or such director’s earlier death, resignation or removal:

	For	Withheld	Broker Non-Votes
Stephen Berenson	226,559,326	64,151,669	29,473,257
Sandra Horning, M.D.	281,767,010	8,943,985	29,473,257
Paul Sagan	219,030,508	71,680,487	29,473,257

Proposal 2. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers. The results of the stockholders’ vote with respect to the approval of the compensation of the named executive officers were as follows:

Votes For	Votes Against	Abstain
254,146,335	34,946,612	1,618,048

There were 29,473,257 broker non-votes on the proposal.

Proposal 3. Ratification of appointment of independent registered public accounting firm.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, with the votes cast as follows:

Votes For	Votes Against	Abstain
351,997,808	3,947,914	238,530

Proposal 4. Shareholder proposal requesting a report on feasibility of transferring intellectual property.

Votes For	Votes Against	Abstain
21,423,446	267,992,196	1,295,353

There were 29,473,257 broker non-votes on the proposal.

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2023	MODERNA, INC.

	By:	/s/ Shannon Thyme Klinger
Shannon Thyme Klinger
Chief Legal Officer and Corporate Secretary